UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (December 15, 2020) December 17, 2020

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	NAV	New York Stock Exchange
Cumulative convertible junior preference stock, Series D (par value $1.00)	NAV-D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 15, 2020, Janet T. Yeung was elected to the Board of Directors (the “Board”) of Navistar International Corporation (the “Company”), replacing Raymond T. Miller. Mr. Miller submitted his resignation to the Board on December 15, 2020, effective immediately. Ms. Yeung was appointed a member of the Board’s Audit Committee and Compensation Committee, also effective December 15, 2020. Pursuant to a Settlement Agreement effective as of October 5, 2012 entered into by the Company with MHR Holdings LLC, MHR Fund Management LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, MHR Institutional Advisors III LLC, MHR Institutional Partners III LP and Mark H. Rachesky, M.D. (collectively, the “MHR Group”), as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013, and Amendment No. 2 to the Settlement Agreement, effective as of September 5, 2016 (collectively, the “Settlement Agreement”), Ms. Yeung has been designated by the MHR Group to serve on the Board as a MHR Nominee (as defined in the Settlement Agreement) as a replacement for Mr. Miller who was also a MHR Nominee.

As a director of the Company, Ms. Yeung will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on January 6, 2020. This compensation generally consists of an annual retainer in the amount of $115,000 and an equity retainer paid in restricted stock units that vest on the first anniversary of the grant in the amount of $150,000. The initial cash retainer to be received by Ms. Yeung will be pro-rated accordingly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: December 17, 2020